EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

  1.    Read your proxy statement and have it at hand.

  2.    Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

  3.    Follow the recorded or on-screen directions.

  4.    Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND GLOBAL TECHNOLOGY FUND	PROXY CARD
Proxy for the Meeting of Shareholders – May 21, 2008
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Global Technology Fund whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Global Technology Fund, a separate series of Firsthand Funds, to be held on May 21, 2008, at the ___________________________ at 1:30 p.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	GTF_18693_032708_A

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	AGAINST	ABSTAIN
Proposal 1:	To approve a proposed Agreement and Plan of Reorganization dated February 11, 2008 that provides for the reorganization of Firsthand Technology Innovators Fund into Firsthand Technology Value Fund.		NOT APPLICABLE

Proposal 2:	To approve a proposed Agreement and Plan of Reorganization dated February 11, 2008 that provides for the reorganization of Firsthand Global Technology Fund into Firsthand Technology Value Fund.	☐	☐	☐

Proposal 3:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

GTF_18693_032708_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

  1.    Read your proxy statement and have it at hand.

  2.    Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

  3.    Follow the recorded or on-screen directions.

  4.    Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY CARD	FIRSTHAND TECHNOLOGY INNOVATORS FUND	PROXY CARD
Proxy for the Meeting of Shareholders – May 21, 2008
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Firsthand Technology Innovators Fund whose signature(s) appears below hereof does/do hereby appoint Kevin Landis and Omar Billawala, and each of them, as proxies of the undersigned, each with power to appoint his substitute, for the Meeting of Shareholders of Firsthand Technology Innovators Fund, a separate series of Firsthand Funds, to be held on May 21, 2008, at the ___________________________ at 1:30 p.m., Pacific time, San Jose, California 95113, and at all adjournments thereof (the “Meeting”), and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date	TIF_18693_032708_B

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR the proposal listed below.  The shares represented hereby will be voted as indicated at right or FOR if no choice is indicated.

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

		FOR	AGAINST	ABSTAIN
Proposal 1:	To approve a proposed Agreement and Plan of Reorganization dated February 11, 2008 that provides for the reorganization of Firsthand Technology Innovators Fund into Firsthand Technology Value Fund.	☐	☐	☐

Proposal 2:	To approve a proposed Agreement and Plan of Reorganization dated February 11, 2008 that provides for the reorganization of Firsthand Global Technology Fund into Firsthand Technology Value Fund.		NOT APPLICABLE

Proposal 3:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

TIF_18693_032708_B